UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

ACHAOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36323	68-0533693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Tower Place, Suite 300

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 800-3636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 2, 2018, Achaogen, Inc. (“Achaogen”) announced that the U.S. Food and Drug Administration’s (“FDA”) Antimicrobial Drugs Advisory Committee (the “Committee”) voted on the two points for Advisory Committee consideration as follows:

1. Has the applicant provided substantial evidence of the safety and effectiveness of plazomicin for the treatment of complicated urinary tract infections?

Result: (15-0-0) There were 15 yes votes and zero no votes. No members of the panel abstained.

2. Has the applicant provided substantial evidence of the safety and effectiveness of plazomicin for the treatment of bloodstream infections in patients with limited or no treatment options?

Result: (4-11-0) There were four yes votes and 11 no votes. No members of the panel abstained.

There were 16 panel members at the meeting, one of whom departed prior to the vote and was therefore not present for the voting.

The FDA is not bound by the Committee’s votes but takes its input into consideration when reviewing marketing applications. Plazomicin has a Prescription Drug User Fee Act (PDUFA) date of June 25, 2018. If the FDA approves plazomicin by this target action date, Achaogen expects to launch plazomicin in the U.S. soon thereafter.

Forward-Looking Statements

This report contains forward-looking statements. All statements other than statements of historical facts contained herein are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, Achaogen’s expectations regarding potential regulatory approval of plazomicin and other product candidates and Achaogen’s plan to launch plazomicin soon after receiving FDA approval. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause Achaogen’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the preclinical and clinical development process; the risks and uncertainties of the regulatory approval process; the risks and uncertainties of product sales and effectiveness; Achaogen’s reliance on third-party contract manufacturing organizations for manufacture and supply, including sources of certain raw materials; risk of third-party claims alleging infringement of patents and proprietary rights or seeking to invalidate Achaogen’s patents or proprietary rights; and the risk that Achaogen’s proprietary rights may be insufficient to protect its technologies and product candidates. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Achaogen’s business in general, see Achaogen’s current and future reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed on February 27, 2018. Achaogen does not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events, changed circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHAOGEN, INC.

Date: May 2, 2018	By:	/s/ Gary Loeb
Gary Loeb
General Counsel